Exhibit 10.18

SUPPLEMENTARY AGREEMENT OF

THE SHARE SUBSCRIPTION AGREEMENT

dated as of November 25, 2017

by and among

STUDYVIP ONLINE EDUCATION INTERNATIONAL LIMITED,

THE SERIES A INVESTORS,

THE SERIES B INVESTOR

THE SERIES B+ INVESTOR

RAINBOW LAND LIMITED PARTNERSHIP

and

OTHER PARTIES NAMED HEREIN

TABLE OF CONTENTS

		Page

Section 1	Certain Definitions	3
Section 2	Transfer of Xingwang Series A Preferred Shares	3
Section 3	Payment of Xingwang Shares Subscription Price	3
Section 4	Consent and Waiver of Rights	3
Section 5	Governing Law	3
Section 6	Dispute Resolution	4
Section 7	Amendments and Waivers	4
Section 8	Counterparts	4
Section 9	Severability	4
Section 10	Effectiveness	4

i

SUPPLEMENTARY AGREEMENT

THIS SUPPLEMENTARY AGREEMENT OF THE SHARE SUBSCRIPTION AGREEMENT (this “Agreement”) is made and entered into as of November 25, 2017, by and among:

(1)    SUNLANDS ONLINE EDUCATION GROUP, an exempted company incorporated with limited liability under the laws of the Cayman Islands (the “Company”);

(2)    each Person listed in SCHEDULE 1 hereto (each a “Key Group Company”);

(3)    (i) MR. YIN JIANHONG (殷戬弘), a PRC citizen with the ID number of 370684197703270054, and (ii) MR. LIU TONGBO (刘通博) a PRC citizen with the ID number of 510402198603030913 ((i) and (ii), collectively, the “Founders”);

(4)    (i) STUDYVIP ONLINE EDUCATION LIMITED, a business company incorporated under the laws of the British Virgin Islands, and (ii) SCUPT GLOBAL LIMITED, a business company incorporated under the laws of the British Virgin Islands ((i) and (ii), collectively, the “Founder Holdcos”);

(5)    STUDYVIP E-LEARNING LIMITED, a business company incorporated under the laws of the British Virgin Islands (the “Management Holdco”);

(6)    each Person listed on SCHEDULE 2 hereto under the heading “Series A Investors” (each a “Series A Investor” and collectively, the “Series A Investors”);

(7)    the Person listed on SCHEDULE 2 hereto under the heading “Series B Investor” (the “Series B Investor”);

(8)    the Person listed on SCHEDULE 2 hereto under the heading “Series B+ Investor” (the “Series B+ Investor” and, collectively with the Series A Investors and the Series B Investor, the “Investors”); and

(9)    RAINBOW LAND LIMITED PARTNERSHIP, a business company incorporated under the laws of the British Virgin Islands (the “Xingwang SPV”).

Each of the parties listed above is referred to herein individually as a “Party” and collectively as the “Parties”.

RECITALS

WHEREAS, the Company, the Series A Investors and other parties, each named therein, are among the parties to that Share Subscription Agreement, dated as of June 19, 2017 (as may be amended from time to time in accordance with the terms therein, the “Share Subscription Agreement”), relating to, among other things, the issuance by the Company and subscription by the Series A Investors of certain Series A Preferred Shares;

WHEREAS, the Parties (except Xingwang SPV) are among the parties to that Amended and Restated Shareholders Agreement, dated as of September 1, 2017 (as may be amended from time to time in accordance with the terms therein, the “Shareholders Agreement”), relating to, among other things, the rights and obligations of the Company and the Investors;

WHEREAS, pursuant to the Share Subscription Agreement, subject to the condition that the Series A Closing has occurred, except as otherwise agreed by the Parties, each Series A Investor shall, within ten (10) Business Days of and only if the Domestic Company having paid or caused to be paid any amount of the consideration for the capital reduction of the Domestic Company in respect of the registered capital held by such Series A Investor or its applicable Affiliate as contemplated by the Restructuring Plan, pay or cause to be paid to the Company such amount in equivalent USD as part of the Series A Investor Subscription Price of such Series A Investor, by wire transfer of immediately available funds in U.S. dollars to the bank account of the Company, until such Series A Investor has fully paid the Series A Investor Subscription Price of such Series A Investor. Upon the Company receiving the full amount of the Series A Investor Subscription Price of the Series A Investor, the Company shall update its register of members to reflect that the Series A Investor Subscription Shares of such Series A Investor have been fully paid, and shall deliver a certified copy of the updated register of members to such Series A Investor.

WHEREAS, pursuant to the Share Subscription Agreement, Xingwang, as one of the ODI Investors, shall duly and timely submit its application for and complete the ODI Registration. In the event that its ODI Registration cannot be completed within such timeframe, immediately effect one of the ODI Alternative Plans and, in connection therewith, the relevant Parties will cooperate in good faith to promptly (x) enter into applicable Restructuring Documents (or amendments thereto), and (y) amend the provisions of this Agreement relating to the consideration of such ODI Investor in respect of its Investor Subscription Shares and the payment arrangements relating thereto.

WHEREAS, as its ODI Registration cannot be completed within such timeframe, Xingwang desires to effect one of the ODI Alternative Plans and transfer its Series A Preferred Shares of the Company, i.e. 163,404 Series A Preferred Shares (the “Xingwang Series A Preferred Shares”), to Xingwang SPV. Further, as Xingwang will receive RMB77,636.06 for the capital reduction of the Domestic Company in respect of the registered capital held by Xingwang, the consideration for the subscription of the Xingwang Series A Preferred Shares would be changed.

WHEREAS, except as otherwise expressly provided under the Share Subscription Agreement and the Shareholders Agreement respectively, the provisions thereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties thereto whose rights or obligations thereunder are affected by the amendments. The Share Subscription Agreement and the Shareholders Agreement and the rights and obligations thereunder respectively, as between the Company and each Investor, may not be assigned by any Party without the prior written consent of the Company (in the case of an assignment by such Investor) or the prior written consent of such Investor (in the case of an assignment by the Company), provided, however, that each Investor may assign its rights and obligations to any of its Affiliates or, in connection with a transfer that is not prohibited by the Amended Articles or the Shareholders Agreement, to any transferee of any Investor Subscription Shares.

2

NOW, THEREFORE, in consideration of the foregoing recitals, the mutual promises hereinafter set forth, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

1    Certain Definitions.

Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Share Subscription Agreement.

2    Transfer of the Xingwang Series A Preferred Shares

Subject to the terms and conditions hereof, Xingwang hereby agrees to transfer and assign all the Xingwang Series A Preferred Shares and any rights and privileges in connection with such shares to Xingwang SPV, and Xingwang SPV agrees to purchase the Xingwang Series A Preferred Shares and undertake the relevant rights and obligations under the Share Subscription Agreement (the “Xingwang Transfer”).

3    Payment of the Xingwang Series A Preferred Shares Subscription Price

Subject to the terms and conditions hereof, Xingwang SPV agrees to pay an aggregated amount of RMB77,636.06 or its equivalent in USD for the subscription of the Xingwang Series A Preferred Shares (the “Xingwang Subscription Price”) after the completion of the Xingwang Transfer on the same date, or at such other time and place as the Company and Xingwang SPV shall mutually agree in writing. The USD-RMB exchange rate hereof shall be determined pursuant to the applicable provisions of the Restructuring Agreement (as defined in the Share Subscription Agreement). Upon the Company receiving the full amount of the Xingwang Subscription Price paid by Xingwang SPV, the Company shall update its register of members to reflect that the Xingwang Series A Preferred Shares have been fully paid, and shall deliver a certified copy of the updated register of members to Xingwang SPV(the “Xingwang Payment”, together with the Xingwang Transfer, the “Transactions”).

4    CONSENT AND WAIVER OF RIGHTS

Each Party hereby expressly unconditionally and irrevocably consents all the Transactions as contemplated hereof, and waives any right of participation, pre-emptive right, anti-dilution rights, rights of first refusal, rights of first offer or other similar rights in connection with the Transactions or any other rights of consent, rights of first offer/refusal, veto or entitlement whether arising at contract or in law or pursuant to the Company’s memorandum and articles of association, including any right vested in the director appointed by it with respect to the consummation of all the transactions as contemplated hereof.

5    Governing Law

This Agreement shall be governed by and construed exclusively in accordance with the laws of the Hong Kong Special Administrative Region (without giving effect to any choice of law principles thereof that would cause the application of the laws of another jurisdiction).

3

6    Dispute Resolution

(a)    Any dispute arising out of or in connection with this Agreement, including any question regarding its existence, validity or termination, shall be referred to and finally resolved by arbitration in Hong Kong International Arbitration Center (“HKIAC”) in accordance with the Hong Kong International Arbitration Center Administered Arbitration Rules (the “HKIAC Rules”) in force when the notice of arbitration is submitted in accordance with the HKIAC Rules. The HKIAC Rules are deemed to be incorporated by reference to this clause. The tribunal shall be comprised of three arbitrators. The Investor, on the one hand, and the Company, on the other hand, shall each nominate one arbitrator and the third, who shall serve as president of the tribunal, shall be nominated by the party-nominated arbitrators. The arbitration shall be conducted in English. Each Party irrevocably and unconditionally consents to such arbitration as the sole and exclusive method of resolving any dispute arising out of or in connection with this Agreement, including any question regarding its existence, validity or termination.

(b)    The award of the arbitral tribunal shall be final and binding on the Parties. The Parties agree that they will not have recourse to any judicial proceedings, in any jurisdiction whatsoever, for the purpose of seeking appeal, annulment, setting aside, modification or any diminution or impairment of its terms or effect insofar as such exclusion can validly be made. Judgment upon any award rendered may be entered in any court having jurisdiction thereof, or application may be made to such court for a judicial acceptance of the award and an order of enforcement, as the case may be.

7    Amendments and Waivers

Any term of this Agreement may be amended only with the written consent of the Company and each of the Investors. Any term of this Agreement may be waived only with the written consent of the Party against whom such waiver is effective.

8    Effectiveness

This Agreement shall take effect with respect to each Party upon the execution and delivery of this Agreement by each such Party. This Agreement shall be deemed as further supplementary provisions of the Share Subscription Agreement. In the case of any discrepancy between the Share Subscription Agreement and this Supplementary Agreement, those provisions set out in this Agreement shall prevail; otherwise, all others in the Share Subscription Agreement shall remain unchanged.

9    Counterparts

This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument. Facsimile and e-mailed copies of signatures in portable document format (PDF) shall be deemed to be originals for purposes of the effectiveness of this Agreement.

4

10    Severability

If any provision of this Agreement is found to be invalid or unenforceable, then such provision shall be construed, to the extent feasible, so as to render the provision enforceable and to provide for the consummation of the transactions contemplated hereby on substantially the same terms as originally set forth herein, and if no feasible interpretation would save such provision, it shall be severed from the remainder of this Agreement, which shall remain in full force and effect unless the severed provision is essential to the rights or benefits intended by the parties. In such event, the parties shall use their best efforts to negotiate, in good faith, a substitute, valid and enforceable provision or agreement which most nearly reflects the parties’ intent in entering into this Agreement.

** REMAINDER OF THIS PAGE LEFT INTENTIONALLY BLANK **

5

IN WITNESS WHEREOF, the Parties have caused their respective duly authorized representatives to execute this Agreement as of the date first above written.

SUNLANDS ONLINE EDUCATION GROUP

By:	/s/ YIN Jianhong
Name:	YIN Jianhong
Title:	Director

SUNLANDS ONLINE EDUCATION HK
LIMITED（ ）

By:	/s/ YIN Jianhong
Name:	YIN Jianhong
Title:	Director

Beijing Shangde Online Education Technology Co., Ltd. (北京尚德在线教育科技有限公司)

By:	/s/ LIU Tongbo
Name:	LIU Tongbo
Title:	Director
/s/ Seal of Beijing Shangde Online Education Technology Co., Ltd.

Beijing Shangzhi Jiaye Education Technology Co., Ltd. (北京尚智嘉业教育科技有限公司)

By:	/s/ YIN Jianhong
Name:	YIN Jianhong
Title:	Director
/s/ Seal of Beijing Shangzhi Jiaye Education Technology Co., Ltd.

Beijing Shangren Chongye Education Technology Co., Ltd. (北京尚仁崇业教育科技有限公司)

By:	/s/ GU Kun
Name:	GU Kun
Title:	Director
/s/ Seal of Beijing Shangren Chongye Education Technology Co., Ltd.

IN WITNESS WHEREOF, the Parties have caused their respective duly authorized representatives to execute this Agreement as of the date first above written.

Guangdong Shangde Online Education Technology Co., Ltd. (广东尚德在线教育科技有限公司)

By:	/s/ LIU Tongbo
Name:	LIU Tongbo
Title:	Director
/s/ Seal of Guangdong Shangde Online Education Technology Co., Ltd.

IN WITNESS WHEREOF, the Parties have caused their respective duly authorized representatives to execute this Agreement as of the date first above written.

Wuhan Zhibo Youxuan Online Education Technology Limited (武汉直播优选在线教育科技有限公司)

By:	/s/ LIU Tongbo
Name:	LIU Tongbo
Title:	Director
/s/ Seal of Wuhan Zhibo Youxuan Online Education Technology Limited

IN WITNESS WHEREOF, the Parties have caused their respective duly authorized representatives to execute this Agreement as of the date first above written.

YIN Jianhong 殷戬弘

/s/ YIN Jianhong

STUDYVIP ONLINE EDUCATION LIMITED

By:	/s/ YIN Jianhong
Name:	YIN Jianhong
Title:	Director

LIU Tongbo 刘通博

/s/ LIU Tongbo

SCUPT GLOBAL LIMITED

By:	/s/ LIU Tongbo
Name:	LIU Tongbo
Title:	Director

STUDYVIP E-LEARNING LIMITED

By:	/s/ LIU Tongbo
Name:	LIU Tongbo
Title:	Director

IN WITNESS WHEREOF, the Parties have caused their respective duly authorized representatives to execute this Agreement as of the date first above written.

ELITE CONCEPT HOLDINGS LIMITED

By:	/s/ YANG Zhihui
Name:	YANG Zhihui
Title:	Director

IN WITNESS WHEREOF, the Parties have caused their respective duly authorized representatives to execute this Agreement as of the date first above written.

Shanghai Chuang Ji Investment Center (Limited Partnership) (上海创稷投资中心(有限合伙))

By:	/s/ XIAO Ping
Name:	XIAO Ping
Title:	Authorized Representative of the Managing Partner
/s/ Seal of Shanghai Chuang Ji Investment Center (Limited Partnership)

IN WITNESS WHEREOF, the Parties have caused their respective duly authorized representatives to execute this Agreement as of the date first above written.

Shenzhen Xingwang Hulian II Investment Center (Limited Partnership)（深圳兴旺互联二号投资中心（有限合伙））

By:	/s/ XIONG Mingwang
Name:	XIONG Mingwang
Title:	Authorized Representative of the Managing Partner
/s/ Seal of Shenzhen Xingwang Hulian II Investment Center (Limited Partnership)

IN WITNESS WHEREOF, the Parties have caused their respective duly authorized representatives to execute this Agreement as of the date first above written.

PV PLUTO LIMITED

By:	/s/ Ena Leung
Name:	Ena Leung
Title:	Director

IN WITNESS WHEREOF, the Parties have caused their respective duly authorized representatives to execute this Agreement as of the date first above written.

DIAMOND TOWER INVESTMENTS LIMITED

By:	/s/ Gabriel Li
Name:	Gabriel Li
Title:	Director

IN WITNESS WHEREOF, the Parties have caused their respective duly authorized representatives to execute this Agreement as of the date first above written.

RAINBOW LAND LIMITED PARTNERSHIP

By:	/s/ XIONG Mingwang
Name:	XIONG Mingwang
Title:	Authorized Signatory